Income Taxes (Details) - USD ($) $ in Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2025	Jun. 30, 2024	Dec. 31, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Effective Income Tax Rate Reconciliation, Percent	0.00%	0.00%
Statutory income tax rate	21.00%		21.00%
Valuation allowance increased			$ 20,400	$ 18,100
Description of ownership change			An ownership change generally occurs if one or more stockholders or groups of stockholders that own at least 5% of the Company’s stock increase their ownership by more than 50 percentage points over their lowest ownership percentage (by value) within a rolling three-year period.
Expected unrecognized tax benefits			$ 0
Unrecognized tax benefits			$ 0	$ 0